SIERRA TACITCAL CORE GROWTH FUND

Investor Class	STENX
Instl Class	STEJX

(a series of Northern Lights Fund Trust (the “Trust”))

Supplement dated January 29, 2024 (effective at the close of business) to the Prospectus and Statement of Additional Information dated September 27, 2023

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Effective immediately, please be advised that the name of the Adviser, Wright Fund Management, LLC has been changed to Ocean Park Asset Management, LLC. All disclosures to the contrary in the Prospectus and SAI should be disregarded.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated September 27, 2023, which provide information that you should know about the Fund before investing and should be retained for future reference.  These documents are available upon request and without charge by calling the Fund at 1-866-RETI-FND.

Please retain this Supplement for future reference.